UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 08/11/2008

Genaera Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-19651

DE	13-3445668
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

610.941.4020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On August 11, 2008, Genaera Corporation (the “Company”) and Michael J. Gast, M.D., Ph.D., Executive Vice President and Chief Medical Officer of the Company, entered into an amendment (the “Gast Amendment”) to the letter agreement dated March 9, 2006, as amended, between the Company and Dr. Gast. The Gast Amendment provides that if Dr. Gast’s employment is terminated without “Cause” (as defined in Section 2.4 of the Company’s 2004 Stock Based Incentive Compensation Plan (the “2004 Plan”): (a) all of his outstanding unvested options to purchase, or awards to acquire, securities of the Company shall vest as of the date of termination; and (b) all of his outstanding options to purchase, or awards to acquire, securities of the Company shall remain exercisable for the shorter of twelve (12) months following the date of termination or the original term of such option to purchase, or awards to acquire, securities of the Company. A copy of the Gast Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On August 11, 2008, the Company and Leanne M. Kelly, Senior Vice President and Chief Financial Officer of the Company, entered into an amendment (the “Kelly Amendment”) to the letter agreement dated November 22, 2002, as amended, between the Company and Ms. Kelly. The Kelly Amendment provides that if Ms. Kelly’s employment is terminated without “Cause” (as defined in Section 2.4 of the 2004 Plan): (a) all of her outstanding unvested options to purchase, or awards to acquire, securities of the Company shall vest as of the date of termination; and (b) all of her outstanding options to purchase, or awards to acquire, securities of the Company shall remain exercisable for the shorter of twelve (12) months following the date of termination or the original term of such option to purchase, or awards to acquire, securities of the Company. A copy of the Kelly Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On August 11, 2008, the Company and Henry R. Wolfe, Ph.D., Executive Vice President and Chief Scientific Officer of the Company, entered into an amendment (the “Wolfe Amendment”) to the letter agreement dated March 23, 2005, as amended, between the Company and Dr. Wolfe. The Wolfe Amendment provides that if Dr. Wolfe’s employment is terminated without “Cause” (as defined in Section 2.4 of the 2004 Plan): (a) all of his outstanding unvested options to purchase, or awards to acquire, securities of the Company shall vest as of the date of termination; and (b) all of his outstanding options to purchase, or awards to acquire, securities of the Company shall remain exercisable for the shorter of twelve (12) months following the date of termination or the original term of such option to purchase, or awards to acquire, securities of the Company. A copy of the Wolfe Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

On August 11, 2008, the Company also amended the Agreements in the Event of a Change in Control of the Company with each of John L. Armstrong, Jr., President and Chief Executive Officer of the Company, Dr. Gast, Ms. Kelly and Dr. Wolfe.

Pursuant to the amended Change in Control Agreement with Mr. Armstrong, in the event a Change in Control occurs (as defined in the Change in Control Agreement between the Company and John L. Armstrong, Jr., dated August 27, 2004), (a) all of his outstanding unvested options to purchase, or awards to acquire, securities of the Company shall vest as of the date of the Change in Control; and (b) all of his outstanding options to purchase, or awards to acquire, securities of the Company shall remain exercisable for the original term of such option to purchase, or awards to acquire securities of the Company. A copy of the Amendment to the Change in Control Agreement with Mr. Armstrong is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Pursuant to the amended Change in Control Agreement with Dr. Gast, in the event a Change in Control occurs (as defined in the Change in Control Agreement between the Company and Michael J. Gast, M.D., Ph.D., dated March 9, 2006), (a) all of his outstanding unvested options to purchase, or awards to acquire, securities of the Company shall vest as of the date of the Change in Control; and (b) all of his outstanding options to purchase, or awards to acquire, securities of the Company shall remain exercisable for the original term of such option to purchase, or awards to acquire securities of the Company. A copy of the Amendment to Change in Control Agreement with Dr. Gast is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Pursuant to the amended Change in Control Agreement with Ms. Kelly, in the event a Change in Control occurs (as defined in the Change in Control Agreement between the Company and Leanne M. Kelly, dated May 18, 2007), (a) all of her outstanding unvested options to purchase, or awards to acquire, securities of the Company shall vest as of the date of the Change in Control; and (b) all of her outstanding options to purchase, or awards to acquire, securities of the Company shall remain exercisable for the original term of such option to purchase, or awards to acquire securities of the Company. A copy of the Amendment to the Change in the Control Agreement with Ms. Kelly is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Pursuant to the amended Change in Control Agreement with Dr. Wolfe, in the event a Change in Control occurs (as defined in the Change in Control Agreement between the Company and Henry R. Wolfe, Ph.D., dated March 3, 2008), (a) all of his outstanding unvested options to purchase, or awards to acquire, securities of the Company shall vest as of the date of the Change in Control; and (b) all of his outstanding options to purchase, or awards to acquire, securities of the Company shall remain exercisable for the original term of such option to purchase, or awards to acquire securities of the Company. A copy of the Amendment to the Change in Control Agreement with Dr. Wolfe is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

On August 11, 2008, the Company entered into an amendment (the “Armstrong Option Grant Amendment”) to the outstanding Option Grant Agreements (the “Armstrong Agreements”) between the Company and John L. Armstrong, Jr. The Armstrong Option Grant Amendment provides that in the event of a conflict between the terms of the outstanding Armstrong Agreements and Mr. Armstrong’s existing or future employment agreement with the Company, the terms of such employment agreement shall control. A copy of the Armstrong Option Grant Amendment is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

On August 11, 2008, the Company entered into an amendment (the “Gast Option Grant Amendment”) to the outstanding Option Grant Agreements (the “Gast Agreements”) between the Company and Michael J. Gast, M.D., Ph.D. The Gast Option Grant Amendment provides that in the event of a conflict between the terms of the outstanding Gast Agreements and Dr. Gast’s existing or future employment agreement with the Company, the terms of such employment agreement shall control. A copy of the Gast Option Grant Amendment is attached hereto as Exhibit 10.9 and is incorporated herein by reference.

On August 11, 2008, the Company entered into an amendment (the “Kelly Option Grant Amendment”) to the outstanding Option Grant Agreements (the “Kelly Agreements”) between the Company and Leanne M. Kelly. The Kelly Option Grant Amendment provides that in the event of a conflict between the terms of the outstanding Kelly Agreements and Ms. Kelly’s existing or future employment agreement with the Company, the terms of such employment agreement shall control. A copy of the Kelly Option Grant Amendment is attached hereto as Exhibit 10.10 and is incorporated herein by reference.

On August 11, 2008, the Company entered into an amendment (the “Wolfe Option Grant Amendment”) to the outstanding Option Grant Agreements (the “Wolfe Agreements”) between the Company and Henry R. Wolfe, Ph.D. The Wolfe Option Grant Amendment provides that in the event of a conflict between the terms of the outstanding Wolfe Agreements and Dr. Wolfe’s existing or future employment agreement with the Company, the terms of such employment agreement shall control. A copy of the Wolfe Option Grant Amendment is attached hereto as Exhibit 10.11 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

d) Exhibits

Exhibit Number	Description
10.1	Amendment to Letter Agreement, as amended, between the Company and Michael J. Gast, M.D., Ph.D., dated August 11, 2008.

10.2	Amendment to Letter Agreement, as amended, between the Company and Leanne M. Kelly, dated August 11, 2008.

10.3	Amendment to Letter Agreement, as amended, between the Company and Henry R. Wolfe, Ph.D., dated August 11, 2008.

10.4	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation, as amended, between the Company and John L. Armstrong, Jr., dated August 11, 2008.

10.5	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation, as amended, between the Company and Michael J. Gast, M.D., Ph.D., dated August 11, 2008.

10.6	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation, as amended, between the Company and Leanne M. Kelly, dated August 11, 2008.

10.7	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation, as amended, between the Company and Henry R. Wolfe, Ph.D., dated August 11, 2008.

10.8	Amendment to the Outstanding Option Grant Agreements between the Company and John L. Armstrong, Jr., dated August 11, 2008.

10.9	Amendment to the Outstanding Option Grant Agreements between the Company and Michael J. Gast, M.D., Ph.D., dated August 11, 2008.

10.10	Amendment to the Outstanding Option Grant Agreements between the Company and Leanne M. Kelly, dated August 11, 2008.

10.11	Amendment to the Outstanding Option Grant Agreements between the Company and Henry R. Wolfe, Ph.D., dated August 11, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date: August 13, 2008	By:	/s/ Leanne M. Kelly
Leanne M. Kelly
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Amendment to Letter Agreement, as amended between the Company and Michael J. Gast, M.D., Ph.D., dated August 11, 2008.

EX-10.2	Amendment to Letter Agreement, as amended between the Company and Leanne M. Kelly, dated August 11, 2008.

EX-10.3	Amendment to Letter Agreement, as amended between the Company and Henry R. Wolfe, Ph.D., dated August 11, 2008.

EX-10.4	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation, as amended, between the Company and John L. Armstrong, Jr., dated August 11, 2008.

EX-10.5	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation, as amended, between the Company and Michael J. Gast, M.D., Ph.D., dated August 11, 2008.

EX-10.6	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation, as amended, between the Company and Leanne M. Kelly, dated August 11, 2008.

EX-10.7	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation, as amended, between the Company and Henry R. Wolfe, Ph.D., dated August 11, 2008.

EX-10.8	Amendment to the Outstanding Option Grant Agreements between the Company and John L. Armstrong, Jr., dated August 11, 2008.

EX-10.9	Amendment to the Outstanding Option Grant Agreements between the Company and Michael J. Gast, M.D., Ph.D., dated August 11, 2008.

EX-10.10	Amendment to the Outstanding Option Grant Agreements between the Company and Leanne M. Kelly, dated August 11, 2008.

EX-10.11	Amendment to the Outstanding Option Grant Agreements between the Company and Henry R. Wolfe, Ph.D., dated August 11, 2008.